NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 23, 2019

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2019

Scott Caraher has been named a portfolio manager for the Fund. Jenny Rhee will continue to serve as portfolio manager for the Fund.

In addition, the Board of Trustees of the Fund has approved the following changes to the Fund’s name and investment policies, which are expected to go into effect in August 2019:

•	The Fund’s name will be changed from “Nuveen Symphony Credit Opportunities Fund” to “Nuveen Symphony High Yield Income Fund.”

•

The Fund currently invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade. When the Fund’s name changes to Nuveen Symphony High Yield Income Fund, the Fund will be required to invest, under normal circumstances, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt instruments (e.g., bonds and loans) rated below investment-grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable credit quality.

•

The Fund currently may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. When the Fund’s name changes, it will be permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy.

When these changes go into effect, shareholders will receive a new summary prospectus containing more complete information.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCREDS-0519P